FORWARD ASIA EX-JAPAN EQUITIES FUND

FORWARD EASTERN EUROPE EQUITIES FUND

P R O S P E C T U S

CLASS A SHARES

CLASS C SHARES

INVESTOR CLASS SHARES

INSTITUTIONAL CLASS SHARES

December 26, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. It is a criminal offense to say otherwise.

Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.

Forward Funds also offers fourteen other portfolios by separate Prospectuses, which are available upon request.

FORWARD ASIA EX-JAPAN EQUITIES FUND

OBJECTIVE

The Forward Asia Ex-Japan Equities Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN ASIAN (EX-JAPAN) COUNTRIES

The Forward Asia Ex-Japan Equities Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings for investment purposes, if any, in the equity securities of companies located in Asia, but not including companies located in Japan. This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks. The Fund may invest in securities of any market capitalization.

The Fund normally invests in at least ten Asian countries but may, under certain circumstances, invest in as few as seven countries. The Fund’s sub-advisor has broad discretion to invest in securities of companies that it considers to be located in Asia, including emerging market countries. The sub-advisor may invest in emerging market countries located in Asia without limitation. A company generally will be considered to be located in a particular country if it meets one or more of the following criteria: (i) the issuer of the security is organized under the laws of, or maintains its principal place of business in, the country; (ii) the securities are traded principally in the country; or (iii) during the company’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

In allocating the Fund’s assets among Asian countries, the sub-advisor uses a proprietary database to screen for countries that meet the following standards:

•	Suitable safe custody of assets and freedom of capital movement;

•	A higher than average number of undervalued stocks when comparing the companies against their benchmark values;

•	A favorable domestic liquidity environment;

•	A reasonably liquid and diverse stock market;

•	A good or improving fiscal balance; and

•	An undervalued or fairly valued exchange rate, combined with sustainable trade and current account balances.

In selecting individual Asian stocks, the sub-advisor looks for companies with one or more of the following:

•	Current or potential high and stable cash generation;

•	Strong, liquid balance sheets;

•	Asset valuations significantly below replacement cost, or below the average for its sector on a global basis. The sub-advisor will also consider the debt of a company;

FORWARD ASIA EX-JAPAN EQUITIES FUND

•	A high free cash flow relative to the stock price; and

•	In the case of banks, a low stock price relative to the asset base, combined with a high return on equity.

The Fund invests a substantial amount of its assets in foreign investments that are denominated in currencies other than the U.S. dollar and can be affected by fluctuations in exchange rates.

For hedging purposes, to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed, the Fund may enter into forward foreign currency exchange contracts, which obligate a party to buy or sell a specific currency on a future date at a fixed price. The Fund “locks in” an exchange rate. The Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. There can be no assurance that the Fund will enter into currency transactions for hedging or other purposes or that such transactions will be successful if utilized.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD ASIA EX-JAPAN EQUITIES FUND?

As with any mutual fund investment, an investment in the Forward Asia Ex-Japan Equities Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Emerging Market Stocks and Foreign Securities

Emerging market stocks and foreign securities may offer greater investment value, but they may present greater investment risks than investing in the securities of U.S. companies. These risks include greater likelihood of economic, political or social instability, currency fluctuations, less liquid and more volatile stock markets, the contagious effect of market or economic setbacks in one country on another emerging market country, possible governmental restrictions on currency conversions or trading, difficulty in accurately valuing emerging market securities or selling them at their fair value, especially in down markets, a lack of government regulation and different legal systems, immature economic structures, less regulated trading environments and the availability of less information about emerging market companies because of less rigorous accounting and regulatory standards.

•	Geographic Concentration

The Fund concentrates its investments in companies located in Asia (with the exception of Japan). Economies of countries in the Asia region differ from the U.S. economy in various ways such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Many of the countries in this region have relatively less developed markets compared to the markets of North America and Western European countries. A majority of Asian countries can be characterized as either developing or newly industrialized economies.

FORWARD ASIA EX-JAPAN EQUITIES FUND

Many Asian economies are characterized by over-extension of credit, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Many of the countries in Asia have experienced extreme volatility relative to the U.S. dollar. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Many of the countries in the Asian region are developing, both politically and economically, and may have relatively unstable governments and economies based on only a few commodities or industries.

The economies of many Asian countries are dependent on the economies of the United States, Europe and other Asian countries, and events in any of these economies could negatively impact the economies of Asian countries. Increased political and social instability in any Asian country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asian countries. In addition, as export-driven economies, the economies of countries in the Asian region are affected by developments in the economies of their principal trading partners. The companies in the Fund’s portfolio may react similarly to political, social and economic developments affecting this geographic region, which may result in more volatile Fund performance than a geographically diversified fund.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Funds invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates relative to the U.S. dollar or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares, which are denominated in U.S. dollars. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. The sub-advisor is authorized to hedge against currency risks but is not required to do so and may choose not to do so because of the cost or for other reasons. Further, there is no assurance that attempts to hedge currency risk will be successful if utilized.

PERFORMANCE HISTORY

The Fund had not commenced operations as of the date of this prospectus and the Fund does not have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the Prospectus.

FORWARD ASIA EX-JAPAN EQUITIES FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Asia Ex-Japan Equities Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price. As an investor in Class C shares of the Fund, you will not pay a sales charge on the purchase price. However, you will pay a deferred sales charge up to a maximum of 1% on shares held for less than two years after purchase.

Shareholder Fees: Fees paid directly from your investment	Class A	Class C	Institutional Class	Investor Class
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge for shares held less than 2 years (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%	None	None

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C	Institutional Class	Investor Class
Management Fee	1.25%	1.25%	1.25%	1.25%
Distribution (12b-1) Fees(1)	0.35%	0.75%	N/A	0.25%
Shareholder Services Fees(2)	0.10%	0.25%	0.10%	0.20%
Other Expenses	1.36%	1.36%	1.36%	1.36%
Total Annual Fund Operating Expenses	3.06%	3.61%	2.71%	3.06%
Fee Waiver and Expense Reimbursement(3)	-1.36%	-1.36%	-1.36%	-1.36%
Net Expenses	1.70%	2.25%	1.35%	1.70%
(1)	The Fund has adopted Distribution Plans pursuant to which up to 0.35%, 0.75% and 0.25% of the Fund’s average daily net assets attributable to the Class A shares, Class C shares and Investor Class shares, respectively, may be used to pay distribution expense.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to Class A and Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Investor Class shares and up to 0.25% of the Fund’s average daily net assets attributable to Class C shares may be used to pay shareholder servicing fees.
(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees and reimburse other expenses until January 31, 2009 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Class A, Class C, Institutional Class and Investor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.70%, 2.25%, 1.35% and 1.70%, respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers and expense reimbursements made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

FORWARD ASIA EX-JAPAN EQUITIES FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Asia Ex-Japan Equities Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Class A, Class C, Institutional Class or Investor Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)	Institutional Class	Investor Class
1 Year	$ 738	$328	$137	$173
3 Years	$1,345	$980	$712	$817

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Institutional Class	Investor Class
1 Year	$ 738	$228	$137	$173
3 Years	$1,345	$980	$712	$817
(1)	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within two years. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

FORWARD EASTERN EUROPE EQUITIES FUND

OBJECTIVE

The Forward Eastern Europe Equities Fund seeks to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGY - INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN EMERGING EUROPEAN COUNTRIES

The Forward Eastern Europe Equities Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus borrowings for investment purposes, if any, in the equity securities of companies located in the emerging markets of Europe (“Eastern Europe” countries). This investment policy and the name of the Fund may not be changed without at least 60 days’ prior written notice to shareholders. The Fund normally invests in at least eight Eastern Europe countries but may, under certain circumstances, invest in as few as six countries. Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks. The Fund may invest in securities of any market capitalization.

Currently, Eastern Europe countries include Estonia, Latvia, Lithuania, Czech Republic, Hungary, Poland, Slovakia, Slovenia, Republic of Macedonia, Serbia and Montenegro, Bosnia and Herzegovina, Bulgaria, Albania, Croatia, Russia, Belarus, Ukraine, Romania, Moldavia and Turkey. A company generally will be considered to be located in a particular country if it meets one or more of the following criteria: (i) the issuer of the security is organized under the laws of, or maintains its principal place of business in, the country; (ii) the securities are traded principally in the country; or (iii) during the company’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

In allocating the Fund’s assets among Eastern Europe countries, the sub-advisor uses a proprietary database to screen for countries that meet the following standards:

•	Suitable safe custody of assets and freedom of capital movement;

•	A higher than average number of undervalued stocks when comparing the companies against their benchmark values;

•	A favorable domestic liquidity environment;

•	A reasonably liquid and diverse stock market;

•	A good or improving fiscal balance; and

•	An undervalued or fairly valued exchange rate, combined with sustainable trade and current account balances.

In selecting individual Eastern Europe stocks, the sub-advisor looks for companies with one or more of the following:

•	Current or potential high and stable cash generation;

•	Strong, liquid balance sheets;

FORWARD EASTERN EUROPE EQUITIES FUND

•	Asset valuations significantly below replacement cost, or below the average for its sector on a global basis. The sub-advisor will also consider the debt of a company;

•	A high free cash flow relative to the stock price; and

•	In the case of banks, a low stock price relative to the asset base, combined with a high return on equity.

The Fund invests a substantial amount of its assets in foreign investments that are denominated in other currencies besides the U.S. dollar and can be affected by fluctuations in exchange rates.

For hedging purposes, to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed, the Fund may enter into forward foreign currency exchange contracts, which obligate a party to buy or sell a specific currency on a future date at a fixed price. The Fund “locks in” an exchange rate. The Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. There can be no assurance that the Fund will enter into currency transactions for hedging or other purposes or that such transactions will be successful if utilized.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FORWARD EASTERN EUROPE EQUITIES FUND?

As with any mutual fund investment, an investment in the Forward Eastern Europe Equities Fund may cause you to lose some or all of the money you invested. Because the securities in which the Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

•	Emerging Market Stocks and Foreign Securities

Emerging market stocks and foreign securities may offer greater investment value, but they may present greater investment risks than investing in the securities of U.S. companies. These risks include greater likelihood of economic, political or social instability, currency fluctuations, less liquid and more volatile stock markets, the contagious effect of market or economic setbacks in one country on another emerging market country, possible governmental restrictions on currency conversions or trading, difficulty in accurately valuing emerging market securities or selling them at their fair value, especially in down markets, a lack of government regulation and different legal systems, immature economic structures, less regulated trading environments and the availability of less information about emerging market companies because of less rigorous accounting and regulatory standards.

•	Geographic Concentration

The Fund concentrates its investments in companies located in Eastern Europe. Political and economic structures in many Eastern European countries are in their infancy and developing rapidly. Such countries may lack the social, political and economic stability characteristics of more developed countries. Unanticipated political or social developments may affect the value of the Fund’s investment in this region.

FORWARD EASTERN EUROPE EQUITIES FUND

The securities markets in Eastern European countries may be small and inexperienced with less government supervision and regulation of stock exchanges and more limited trading volume than in securities markets of more developed countries. In addition, brokerage commissions and other fees generally are higher for securities traded in these markets. As a result, the Fund’s investments in these markets may be more illiquid and more volatile than investments in more developed countries. There may be little financial or accounting information available with respect to companies located in certain Eastern European countries and it therefore may be difficult to assess the value or prospects of an investment in such companies. In addition, it may be more difficult to obtain prices on portfolio securities from independent sources. These factors may make it more difficult for the Fund to calculate an accurate net asset value on a daily basis.

Eastern European countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. The procedures and rules governing transactions and custody (holding of the Fund’s assets) in these countries also may involve delays in payment, delivery or recovery of money or investments.

Many of the countries in Eastern Europe experienced very high rates of inflation, particularly in the early 1990s when central planning was first being replaced by the capitalist free market system. As a consequence, the exchange rates of such countries were devalued relative to the U.S. dollar. Although the inflation in such countries has generally improved significantly since that time, there can be no assurance that such improvement will be sustained and there continues to be the risk of loss arising from foreign currency depreciation.

•	Common Stocks

The Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

•	Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates relative to the U.S. dollar or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund’s shares, which are denominated in U.S. dollars. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. The sub-advisor is authorized to hedge against currency risks but is not required to do so and may choose not to do so because of the cost or for other reasons. Further, there is no assurance that attempts to hedge currency risk will be successful if utilized.

FORWARD EASTERN EUROPE EQUITIES FUND

PERFORMANCE HISTORY

The Fund had not commenced operations as of the date of this prospectus and the Fund does not have a full calendar year of investment returns. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the Prospectus.

FORWARD EASTERN EUROPE EQUITIES FUND

FUND FEES AND EXPENSES

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Eastern Europe Equities Fund.

Shareholder Fees

As an investor in Class A shares of the Fund, you will pay a maximum sales charge (load) on purchases equal to 5.75% of the offering price. As an investor in Class C shares of the Fund, you will not pay a sales charge on the purchase price. However, you will pay a deferred sales charge up to a maximum of 1% on shares held for less than two years after purchase.

Shareholder Fees: Fees paid directly from your investment	Class A	Class C	Institutional Class	Investor Class
Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge for shares held less than 2 years (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%	None	None

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Class C	Institutional Class	Investor Class
Management Fee	1.25%	1.25%	1.25%	1.25%
Distribution (12b-1) Fees(1)	0.35%	0.75%	N/A	0.25%
Shareholder Services Fees(2)	0.10%	0.25%	0.10%	0.20%
Other Expenses	1.50%	1.50%	1.50%	1.50%
Total Annual Fund Operating Expenses	3.20%	3.75%	2.85%	3.20%
Fee Waiver and Expense Reimbursements(3)	-1.35%	-1.35%	-1.35%	-1.35%
Net Expenses	1.85%	2.40%	1.50%	1.85%
(1)	The Fund has adopted Distribution Plans pursuant to which up to 0.35%, 0.75% and 0.25% of the Fund’s average daily net assets attributable to the Class A shares, Class C shares and Investor Class shares, respectively, may be used to pay distribution expense.
(2)	The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the Fund’s average daily net assets attributable to Class A and Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Investor Class shares and up to 0.25% of the Fund’s average daily net assets attributable to Class C shares may be used to pay shareholder servicing fees.
(3)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees and reimburse other expenses until January 31, 2009 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Class A, Class C, Institutional Class and Investor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.85%, 2.40%, 1.50% and 1.85%, respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers and expense reimbursements made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

FORWARD EASTERN EUROPE EQUITIES FUND

EXAMPLES

These Examples are intended to help you compare the costs of investing in the Forward Eastern Europe Equities Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Class A, Class C, Institutional Class or Investor Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C(1)	Institutional Class	Investor Class
1 Year	$752	$343	$153	$188
3 Years	$1,385	$1,022	$755	$860

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Institutional Class	Investor Class
1 Year	$752	$243	$153	$188
3 Years	$1,385	$1,022	$755	$860
(1)	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within two years. For more information regarding the CDSC, please see the “Purchasing Shares” section of this Prospectus.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the principal strategies and risks identified above, the following non-principal strategies and risks apply to the Funds.

•	Lending of Portfolio Securities

In order to generate additional income, the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

•	Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment.

•	Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, a Fund may not follow its principal investment strategy. Under such conditions, a Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities of U.S. issuers. This could have a negative effect on a Fund’s ability to achieve its investment objective. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

•	Certain Other Strategies

A Fund may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. The Fund may enter into repurchase and reverse repurchase agreements and dollar roll agreements.

Please review the SAI if you wish to know more about these types of securities and their associated risks.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Forward Management, LLC (“Forward Management”) serves as investment advisor to each of the Forward Funds (each a “Fund” and collectively, the “Funds”). Forward Management is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Trustees of the Funds and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Trust’s Board of Trustees. The Funds operate as “manager-of-managers” funds, and, accordingly, Forward Management has delegated investment management authority to sub-advisors. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since September 1998 and the Funds are its principal investment advisory clients.

Forward Management uses rigorous criteria to select sub-advisors to manage the Funds’ assets. In choosing the sub-advisors, Forward Management considers a number of factors, including market trends, the sub-advisor’s investment style, its own outlook for a given market capitalization or investment style category, the sub-advisor’s performance in various market conditions, as well as the characteristics of the sub-advisor’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

In addition to selecting the sub-advisors, Forward Management is responsible for monitoring and coordinating the overall management of the Funds. Forward Management reviews each Fund’s portfolio holdings and evaluates the on-going performance of the sub-advisors.

Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Paid to Advisor by Fund
Forward Asia Ex-Japan Equities Fund	1.25% up to and including $250 million 1.20% over $250 million up to and including $500 million 1.10% over $500 million
Forward Eastern Europe Equities Fund	1.25% up to and including $250 million 1.20% over $250 million up to and including $500 million 1.15% over $500 million

The Funds pay these advisory fee to Forward Management, which in turn pays the sub-advisor a sub-advisory fee. Daily investment decisions for the Funds are made by the sub-advisor. The investment experience of the sub-advisor is described below under the heading “Sub-Advisors.”

MANAGEMENT OF THE FUNDS

A discussion regarding the basis for the Board of Trustees approving the investment advisory and investment sub-advisory contracts of the Funds will be available in the Funds’ annual report to shareholders for the fiscal year ending December 31, 2007.

SUB-ADVISOR

The sub-advisor for a Fund manages the assets of the Fund and makes decisions with respect to, and places orders for, all purchases and sales of the Fund’s securities, subject to the general supervision of the Board of Trustees of Forward Funds and Forward Management and in accordance with the investment objectives, policies and restrictions of the Fund.

The SAI contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Funds.

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM Ltd”) to act as sub-advisor for the Forward Asia Ex-Japan Equities Fund and Forward Eastern Europe Equities Fund. PAM Ltd manages a range of products including a variety of equity portfolios for U.S. and international clients. Its address is Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom. PAM Ltd is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM Ltd is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805.

As of December 31, 2006, PAM Ltd had approximately $100 billion of assets under management, and Pictet & Cie had approximately $192 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

The Forward Asia Ex-Japan Equities Fund is team managed. All investment management decisions are made jointly by the team. The team members are:

Nidhi Mahurkar is Co-Head of the Global Emerging Markets Equities team in charge of investment in Asia across Global Emerging Markets and regional Asian mandates. Ms. Mahurkar joined PAM Ltd in May 2001 as Senior Investment Manager - Emerging Markets and in that role she specialized in Asia. Ms Mahurkar held this position until she became co-head of the Global Emerging Markets Equity Team in January 2006. Before joining PAM Ltd, Ms. Mahurkar had almost five years previous experience managing Asian equities at Lazard Asset Management. She was the industry leader for technology within Lazard’s global emerging markets product. Prior to joining Lazard, she worked with American Express in London. Ms Mahurkar holds a BA in economics and an MBA from the Indian Institute of Management in Bangalore. Ms. Mahurkar has managed the Forward Asia Ex-Japan Equities Fund since its inception.

David Chatterjee, CFA, is a Senior Investment Manager in the Global Emerging Markets Equities team, specializing in Asia. Mr. Chatterjee joined PAM Ltd in July 1998 as a Trainee Investment Manager - Emerging Markets, initially concentrating on South Asia, Africa and the Middle East. In January 2001, Mr. Chatterjee became a Senior

MANAGEMENT OF THE FUNDS

Investment Manager - Emerging Markets, specializing in Asia, and became Senior Investment Manager - Emerging Markets in April 2004. Mr. Chatterjee graduated from Trinity College, Cambridge with a degree in mathematics in 1992 before completing his Cambridge studies in 1998 with a PhD in pure mathematics. He holds the Investment Management Certificate and is a Chartered Financial Analyst (CFA) charterholder. Mr. Chatterjee has managed the Forward Asia Ex-Japan Equities Fund since its inception.

Lan Wang Simond, CFA, is a Senior Investment Manager in the Global Emerging Markets Equities team specializing in the Asia Ex-Japan region. Ms. Simond has held this position since November 2005. Previously, Ms. Simond was employed by Pictet & Cie’s Financial Research Department as a Fund Manager and a Senior Analyst (1997-May 2003) and then as a Senior Investment Manager (May 2003 - November 2005) specializing in the Asia Ex-Japan region. Before joining Pictet, she worked as a fund manager with Gérifonds, the fund management company of the Banque Cantonale Vaudoise, where she managed one Asia Ex-Japan fund and one China fund (1994-1997). Ms. Simond holds a BA from the Beijing Normal Institute of Foreign Languages and a Business Administration degree from HEC University of Lausanne, Switzerland. She is a Chartered Financial Analyst (CFA) charterholder. Ms. Simond has managed the Forward Asia Ex-Japan Equities Fund since its inception.

Jonathan Bell is a Senior Investment Manager in the Global Emerging Markets Equities team. Mr. Bell has specialized in Asian markets during his career at PAM Ltd. Mr. Bell joined PAM Ltd in December 2002 as Assistant Fund Manager - Emerging Markets. Mr. Bell became Investment Manager - Emerging Markets in April 2004 and Senior Investment Manager - Emerging Markets in July 2007. Before joining PAM Ltd, Mr. Bell worked as a TMT industry analyst for Pyramid Research, a global consultancy with an emerging markets focus (2000-2002). Mr. Bell holds a MBA from the Goizueta Business School at Emory University and an MA in International Relations from the Fletcher School of Law & Diplomacy (Harvard). Mr. Bell has managed the Forward Asia Ex-Japan Equities Fund since its inception.

The Forward Eastern Europe Equities Fund is team managed. All investment management decisions are made jointly by the team. The team members are:

Agne Zitkute, CFA, is a Senior Investment Manager in the Global Emerging Markets Equities team. Ms. Zitkute has specialized in Eastern European Markets during her career at PAM Ltd. Ms. Zitkute joined PAM Ltd in February 2004 as Investment Manager - Emerging Markets and became Senior Investment Manager - Emerging Markets in June 2006. Before joining PAM Ltd, Ms. Zitkute was a Senior Research Analyst at Cathay Financial, a specialist investment brokerage, where she covered European merger arbitrage and special situations for hedge funds (2003-2004). From 2001-2002, she was a Senior EMEA and later Western European Telecoms analyst with SG Securities. Ms. Zitkute began her investment career with Invesco Asset Management as an investment analyst in 1997. From 1999-2001, she co-managed Invesco’s Central and Eastern European portfolios. Mr. Zitkute holds an MBA from Georgetown University in Washington, DC and a Bachelors Degree in Business from the Kaunas University of Technology in Lithuania. Ms. Zitkute is also a Chartered Financial Analyst (CFA) charterholder and holds the Investment Management Certificate. Ms. Zitkute has managed the Forward Eastern Europe Equities Fund since its inception.

MANAGEMENT OF THE FUNDS

Peter Jarvis, CFA, is a Senior Investment Manager in the Global Emerging Markets Equities team, specializing in the EMEA markets. Mr. Jarvis has held this position since joining PAM Ltd in September 2006. From 1993-2006, Mr. Jarvis was employed by Invesco Asset Management as a manager of Global Emerging Markets, Latin American and Eastern European portfolios. Mr. Jarvis holds a BA (Hons) in Mathematics from Oxford University. Mr. Jarvis holds the Investment Management Certificate and is a Chartered Financial Analyst (CFA) charterholder. Mr. Jarvis has managed the Forward Eastern Europe Equities Fund since its inception.

Robert James is an Investment Analyst in the Global Emerging Markets Equities team, focusing on the Energy and Materials sectors. Mr. James has held this position since joining PAM Ltd in June 2005. Before joining PAM Ltd, he worked as an economist in the Ministry of Finance in Mozambique (2003-2004). Mr. James holds a PhD in development economics from the University of East Anglia and a first class MA Honours degree in Experimental Psychology from Oxford University. Mr. James has managed the Forward Eastern Europe Equities Fund since its inception.

HIRING SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Forward Management and Forward Funds have received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits Forward Management, subject to the approval of the Board of Trustees of Forward Funds, to hire and terminate non-affiliated sub-advisors or to materially amend existing sub-advisory agreements with non-affiliated sub-advisors for the Funds without shareholder approval. Pursuant to such exemptive relief, shareholders of the affected Fund will be notified of sub-advisor changes within 90 days after the effective date of such change.

VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund’s net asset value (“NAV”). The NAV per share for each Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued.

The NAV of a Fund (and each Class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. Currently, the NYSE is typically closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable contingent deferred sales charge (“CDSC”). The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time). It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to a Fund. Orders received by financial intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

The NAV per share of a Fund will fluctuate as the market value of the Fund’s investments changes. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses. A Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Trustees.

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable will be valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there has been no sale that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts will be valued at either the last available sale price, or at fair value, as discussed below.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available will be valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost

VALUATION OF SHARES

if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless the Board of Trustees determines that this method does not represent fair value). For most debt securities, Forward Funds receives pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a debt security held by the Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities, as discussed below. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market, included in the NASDAQ National Market System or comparable over-the-counter market and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Options on securities and options on indexes will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

To the extent that a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. To the extent that a Fund invests in foreign securities that are principally traded in a foreign market, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Therefore, the NAV of s Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

VALUATION OF SHARES

Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing foreign currency exchange daily rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Prevailing foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Trustees.

Forward Funds has a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable, as well as under other circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security or (ii) when events occur after the close of the exchange on which a portfolio security is principally traded that are likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The fair value of certain of a Fund’s securities may be determined through the use of a statistical research service or other calculation methodology. Forward Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. While fair values determined pursuant to Forward Funds’ procedures are intended to represent the amount a Fund would expect to receive if the fair valued security were sold at the time of fair valuation, the fair value may not equal what the Fund would receive if it actually were to sell the security as of the time of pricing.

Because a Fund may invest in below investment grade securities and securities of small capitalization companies, which may be infrequently traded and therefore relatively illiquid, and foreign securities, the valuation of which may not take place contemporaneously with the calculation of the Fund’s NAV, the Fund may be subject to relatively greater risks of market timing, and in particular, a strategy that seeks to take advantage of inefficiencies in market valuation of these securities because of infrequent trading. For this reason, the Fund may, at times, fair value some or all of its portfolio securities in order to deter such market timing.

PURCHASING SHARES

HOW TO BUY SHARES

You can open an account and make an initial purchase of shares of the Funds directly from the Funds. To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to Forward Funds) in the minimum amounts described below, along with a completed and signed Account Application, to Forward Funds, P.O. Box 1345, Denver, CO 80201. To obtain an Account Application, call (800) 999-6809 or download one from www.forwardfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

After you have opened an account, you can make subsequent purchases of shares of Forward Funds directly from the Funds. To purchase shares directly by mail, send your instruction and a check to the Funds at P.O. Box 1345, Denver, CO 80201.

You also can open an account and make an initial purchase and subsequent purchases of shares through a financial intermediary that has established an agreement with the Funds’ Distributor.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Financial intermediaries may charge their customers a transaction or service fee. Forward Funds or your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

SHARE CLASSES

In this Prospectus, the Funds offer Class A, Class C, Investor Class and Institutional Class shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	How long you expect to own the shares;
•	How much you intend to invest;
•	Total expenses associated with owning shares of each class; and
•	Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

PURCHASING SHARES

Institutional Class Shares

Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of the Funds may elect to purchase Institutional Class shares. Authorized firms may charge for certain shareholder services and should furnish clients who purchase Institutional Class shares with a schedule explaining the fees.

The Funds may waive or reduce the minimum investment requirement for Institutional Class shares under certain circumstances and conditions including, without limitation, shares purchased by officers, directors, trustees and employees of Forward Funds, Forward Management and their affiliates, and shares purchased by retirement plans that have $250,000 or more in plan assets.

Class A, Class C and Investor Class Shares

Minimum Initial Investment Amount for Class A, Class C and Investor Class Shares:

•	$2,000 for accounts enrolled in eDelivery
•	$2,000 for Coverdell Education Savings accounts
•	$ 500 for Automatic Investment Plan accounts
•	$4,000 for all other accounts

Subsequent investments for each Fund must be $100 or more. Financial intermediaries may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

Automatic Investment Plan for Class A, Class C and Investor Class Shares:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (800) 999-6809 if you would like more information.

PURCHASING SHARES

SALES CHARGES

•	Class A Shares

The maximum sales charge on the purchase of Class A shares is 5.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges are:

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of Offering Price)
Dollar Amount Invested	Offering Price	NAV
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999.99	5.00%	5.26%	4.25%
$50,000 to $99,999.99	4.50%	4.71%	3.75%
$100,000 to $249,999.99	3.50%	3.63%	2.75%
$250,000 to $499,999.99	2.50%	2.56%	2.00%
$500,000 to $749,999.99	2.00%	2.04%	1.60%
$750,000 to $999,999.99	1.50%	1.52%	1.20%
$1,000,000 & Above	0.00%	0.00%	up to 0.50%

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 0.50% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of 0.50%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The Funds will use the first-in, first-out (“FIFO”) method to determine the eighteen-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the “eighteen-month” mark. As an example, shares purchased on December 1, 2007 would be subject to the CDSC if they were redeemed on or prior to June 1, 2009. On or after June 2, 2009, they would not be subject to the CDSC. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

•	Class C Shares

There is no sales charge on the purchase of Class C shares. The offering price is the net asset value per share. The maximum purchase amount for the Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no deferred sales charge for shares held more than eighteen months and Class A shares’ annual expenses are lower. Class C shares may have a higher expense ratio and pay lower

PURCHASING SHARES

dividends than Class A shares offered by the Funds because the distribution and service fee for the Class C shares is higher than the distribution fee for the Class A shares.

The Funds’ Distributor pays 1.00% of the amount invested to financial intermediaries who sell Class C shares of the Funds. Investors purchasing Class C shares pay a CDSC of 1% if such shares are held for less than two years. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The CDSC primarily goes to the Funds’ Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

The Funds will use the FIFO method to determine the two-year holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than two years, using the anniversary date of a transaction to determine the “two year” mark. As an example, shares purchased on December 1, 2007 would be subject to the CDSC if they were redeemed on or prior to December 1, 2009. On or after December 2, 2009, they would not be subject to the CDSC.

Class C shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

•	Reduced Sales Charge for Class A Shareholders

As noted in the table above, discounts (“breakpoints”) are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current and past purchases in any of the Class A shares of the Forward Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, we take into account not only the money that is invested upon such proposed purchase, but also the value of all Class A shares of the Forward Funds that we currently have associated with you, calculated at their historical cost and/or offering price.

You can minimize sales charges in any of the following ways:

1.	Increase your initial Class A investment amount to reach a higher discount level.

2.	Right of Accumulation. Add to an existing Class A shareholder account so that the current offering price value of the total combined holdings reach a higher discount level.

3.	Letter of Intent. Inform the Funds that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.

4.	Combined Purchase Privilege. Combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(a)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

PURCHASING SHARES

(b)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(c)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(d)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or to obtain the Right of Accumulation, when each such purchase is made, the investor or financial intermediary must provide us with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Funds, their transfer agent and financial intermediaries do not maintain this information.

It may be necessary for an investor to provide the following information or records to a Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Fund or other Funds held in all accounts (e.g., retirement accounts) of the investor at the financial intermediary; (b) information or records regarding shares of the Fund or other Funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Fund or other Funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, the investor may not receive the breakpoints that would otherwise be available.

•	Reinstatement Privilege for Class A Shares

An investor who has sold Class A shares of a Fund may reinvest the proceeds of such sale in Class A shares of any of the Forward Funds within 120 days of the sale, and any such reinvestment will be made at the Fund’s then-current net asset value, so that no sales charge will be levied. Investors should call the Forward Funds for additional information prior to exercising this privilege.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of the Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

•	Waiver of Initial Sales Charges for Class A Shares

A Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including shares purchased by:

•	Officers, directors, trustees, and employees of Forward Funds, Forward Management, sub-advisors, and their respective affiliates.

PURCHASING SHARES

•	ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares.
•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or Forward Management and their affiliates.
•	Clients of financial intermediaries using Forward Funds in fee-based investment products under a signed agreement with the Distributor or Forward Management.
•	Advisory accounts managed by registered investment advisers or bank trust departments.
•	Employees of designated asset management firms, other service providers, and their affiliates.
•	Immediate family members of all such persons as described above.
•	Certain qualified plans, including pension funds, endowments, and other institutional funds.
•	Financial intermediary supermarkets and fee-based platforms.

•	Waiver of CDSC for Class A and Class C Shares

A Fund may waive the imposition of a CDSC on redemptions of Class A or Class C shares of the Fund under certain circumstances and conditions, including without limitation the following:

•

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•

Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.

•

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Funds.

•	Forced redemptions made by the Funds of shares held by shareholders whose account has a value of less than $100.
•	Redemptions made by ReFlow.
•	Redemptions in cases of natural disaster affecting shareholders.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify Forward Funds prior to the redemption request to ensure your receipt of the waiver. Please call (800) 999-6809 for additional information.

EXCHANGE PRIVILEGE

You can exchange your shares of a Fund with a money market fund or for shares of the same class of any of the other Forward Funds. Please check with Forward Funds to determine which money market funds are available.

There are no fees for exchanges. Forward Funds may suspend a shareholder’s exchange privilege if, in the judgement of Forward Management, the shareholder’s exchange

PURCHASING SHARES

activity indicates frequent trading or market timing that may be harmful to a Fund or its shareholders. See “Policies Concerning Frequent Purchases and Redemptions” in this Prospectus.

Before you decide to exchange shares, you should read the Prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $100. In order to make an exchange into a new account for Institutional Class shares, the exchange must satisfy the $100,000 minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Trustees or Forward Management to be in the best interests of shareholders, and otherwise consistent with applicable regulations.

PRICING OF FUND SHARES

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order by the close of the Business Day. Your financial intermediary is responsible for transmitting such orders promptly. If the financial intermediary fails to transmit your order properly, your right to that day’s closing price must be settled between the financial intermediary and you.

Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily cut-off time on any Business Day is processed based on that day’s NAV. An order received after the cut-off time on any Business Day is processed based on the NAV determined as of the next Business Day of the Funds.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

PURCHASING SHARES

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Forward Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account or redeeming an investor’s shares when an investor’s identity is not verified.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in Forward Funds online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (800) 999-6809 or visit www.forwardfunds.com. The minimum initial investment for accounts enrolled in eDelivery is $2,000.

ONLINE ACCOUNT ACCESS

Shareholders can opt to access their account information online. You must select this option on your account application or call (800) 999-6809 to register. To set up online access, go to www.forwardfunds.com, select Account Login and obtain a user id and password. If you have questions, or problems accessing your account, contact Forward Funds at (800) 999-6809.

PURCHASING SHARES

OTHER INFORMATION

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, Forward Funds reserve the right, upon 60 days’ written notice, to redeem, at NAV, the shares of any shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the NAV per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

Forward Funds reserves the right to refuse any request to purchase shares.

REDEEMING SHARES

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agents and subject to any applicable CDSC. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. Forward Funds intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

HOW TO REDEEM SHARES

Neither the investment advisor, the Distributor, the Transfer Agent, the sub-advisor, Forward Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

•	By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by Forward Funds.

•	By Mail

To redeem by mail, you must send a written request for redemption to Forward Funds, P.O. Box 1345, Denver, CO 80201. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record,

REDEEMING SHARES

(3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.

•	By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank account from your Forward Funds account. Your Forward Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.

•	Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone.

PAYMENTS OF REDEMPTION PROCEEDS

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Forward Funds intends to pay cash for all shares redeemed, except in cases noted above under the heading “Redeeming Shares,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

•	By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201.

REDEEMING SHARES

•	By ACH Transfer

If your account is bank ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

•	By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by Forward Funds.

POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

The Funds do not accommodate frequent purchases and redemptions of Fund shares. Short-term or excessive trading may interfere with the efficient management of a Fund, increase transaction costs and taxes and may harm a Fund’s performance. The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares.

The Funds attempt to discover and discourage frequent trading in several ways. These methods include trade activity monitoring and fair value pricing. Although these methods are designed to discourage frequent trading, there can be no guarantee that the Funds will be able to identify and restrict investors that engage in such activities. These methods are inherently subjective and involve judgment in their application. The Funds and their service providers seek to make these judgments and apply these methods uniformly and in a manner that they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds may amend these policies and procedures in the future to enhance the effectiveness of the program or in response to changes in regulatory requirements.

The Funds monitor trading activity with respect to the purchase, sale and exchange of Fund shares. The monitoring process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity is evaluated to determine whether such activity is indicative of market timing activity or is otherwise detrimental to a Fund. If a Fund believes that a shareholder has engaged in short-term or excessive trading activity to the detriment of the Fund and its long-term shareholders, the Fund may, in its sole discretion, request the shareholder to stop such trading activities or refuse to process purchases or exchanges in the shareholder’s account. The Funds specifically reserve the right to reject any purchase or exchange order by any investor or group of investors indefinitely for any reason.

The Funds currrently are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers’ investments in one account and to purchase, redeem and exchange Fund shares without the identity of a particular customer being known to a Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ short term trading policies. In the fourth quarter of 2007, the Funds expect to begin to receive sufficient transactional detail to enforce these policies with respect to all shareholders, including shares held in omnibus accounts. However, until the Funds actually begin receiving such information, the Funds cannot assure that these policies will be enforced with regard to Fund shares held through such omnibus arrangements.

The Board of Trustees has adopted procedures to fair value each Fund’s securities in certain circumstances when market prices are not readily available, including when trading in a security is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. By fair valuing securities, the Funds seek to establish prices that investors might expect to realize upon the current sales of these securities. For non-U.S. securities, fair valuation is intended to deter market timers who may take advantage of time zone differences between the close of the

POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

foreign markets on which a Fund’s portfolio securities trade and the U.S. markets that determine the time as of which the Fund’s NAV is calculated.

The Funds make fair value determinations in good faith in accordance with the Funds’ valuation procedures. Because of the subjective and variable nature of fair value pricing, there can be no assurance that a Fund could obtain the fair value assigned to the security upon the sale of such security.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Forward Funds has adopted distribution plans under Rule 12b-1 (each a “Plan” and collectively the “Plans”) for the Class A, Class C and Investor Class shares of the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund that allow the Funds to pay for the sale and distribution of their shares. The Funds may make payments under each Plan for the purpose of financing any activity primarily intended to result in the sale of shares. In addition, payments under each Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services for Fund shareholders.

Under the Plans the Funds may pay one or more persons or entities a fee at the annual rate of up to 0.25%, 0.35% and 0.75% of the Fund’s average daily net assets attributable to Investor Class shares, Class A shares and Class C shares, respectively, for services rendered and expenses borne in connection with the provision of distribution services with respect to the Investor Class, Class A shares or Class C shares of the Funds.

In addition, Forward Funds has adopted a Shareholder Services Plan with respect to the Class A, Class C, Investor Class and Institutional Class shares of the Funds. Under the Shareholder Services Plan, the Funds are authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders of each respective class. Payments under the Shareholder Services Plan for Class A and Institutional Class shares are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets attributable to the Class A or Institutional Class shares of the Fund. Payments under the Shareholder Services Plan for the Investor Class shares are calculated daily and paid monthly at an annual rate not to exceed 0.20% of the average daily net assets attributable to the Investor Class shares of the Fund. Payments under the Shareholder Services Plan for the Class C shares are calculated daily and paid monthly at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Class C shares of the Fund.

Because these fees are paid out of assets attributable to the Fund’s Class A, Class C, Investor and Institutional Class shares on an on-going basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

Forward Management may enter into revenue sharing arrangements with selected financial intermediaries. Revenue sharing arrangements occur when Forward Management agrees to pay out of its own resources (that may include legitimate profits from providing advisory services to the Funds) to financial intermediaries cash compensation in addition to any sales charges, distribution fees, service fees or other expenses paid by the Funds or their shareholders as disclosed in the Fund Fees and Expenses tables in this Prospectus. Revenue sharing arrangements may include payments for shelf space and marketing support to distribute the Funds’ shares, as well as compensation for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of the Funds. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present the Funds or make them available to their customers. You may ask your financial intermediary for more information about these payments.

DIVIDENDS AND TAXES

The Funds expects to declare and pay dividends of net investment income and capital gain distributions annually, if available. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call (800) 999-6809, or write to us at Forward Funds, P.O. Box 1345, Denver, CO 80201.

FEDERAL TAXES

The following information is meant only as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in the Fund.

The Funds will distribute all or substantially all of their net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution generally will be the same for all of the Fund’s shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by the Funds in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

DIVIDENDS AND TAXES

Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay tax on distributions.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund’s shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, the Funds may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Please see the SAI for additional tax information.

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds discloses all portfolio holdings of the Funds as of the end of each month on its web site at www.forwardfunds.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day). The portfolio holdings for each month remain available on the web site for a minimum of six months following the date posted.

A description of Forward Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

GENERAL INFORMATION

You can obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern time Monday through Friday by calling (800) 999-6809. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov. If you have any questions about Forward Funds, write to Forward Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 999-6809.

You should rely only on the information provided in this Prospectus and the SAI concerning the offering of the Fund’s shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Forward Funds are offered only where the sale is legal.

FINANCIAL HIGHLIGHTS

The Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund are newly organized and, therefore, the Funds do not have any financial history. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders when they are prepared.

FORWARD FUNDS PRIVACY POLICY

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

FORWARD FUNDS

Forward Asia Ex-Japan Equities Fund

Forward Eastern Europe Equities Fund

INVESTMENT ADVISOR

Forward Management, LLC

SUB-ADVISOR

Pictet Asset Management Limited

ADMINISTRATOR

ALPS Fund Services, Inc.

DISTRIBUTOR

ALPS Distributors, Inc.

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

ALPS Fund Services, Inc.

➢	Forward Asia Ex-Japan Equities Fund

➢	Forward Eastern Europe Equities Fund

WANT MORE INFORMATION?

You can find out more about the Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports, when available, will list the holdings of the Funds, describe the Funds’ performance, include the Funds’ financial statements, and discuss the market conditions and strategies that significantly affected the Funds’ performance during its last fiscal year.

FWD00FAEE    050108

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional and more detailed information about the Funds and is considered a part of this Prospectus. The SAI also contains a description of the Funds’ policies and procedures for disclosing its portfolio holdings.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?

By following one of the four procedures below:

1.	Call or write, and copies will be sent to you free of charge: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Or go to www.forwardfunds.com and download a free copy.

2.	Write to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Public Reference Section of the SEC Washington, D.C. 20549-0102. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling: (202) 551-8090.
3.	Go to the EDGAR database on the SEC’s web site at www.sec.gov and download a free text-only copy.
4.	After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

Investment Company Act File No. 811-6722